                                                      EXHIBIT 10(s)


                               STANHOME INC.
                       SUPPLEMENTAL PENSION PLAN, AS
              AMENDED AND RESTATED THROUGH DECEMBER 16, 1996


            WHEREAS, Stanhome Inc., a Massachusetts corporation

(the "Company"), has for many years maintained the Stanhome Inc.

Pension Plan (the "Qualified Plan") for the benefit of its

employees and employees of certain of its subsidiaries which have, with the consent of the Company, elected to participate in the Qualified Plan (the "Employers");


            WHEREAS, section 401(a)(17) of the Internal Revenue

Code of 1986, as amended (the "Code") limits the amount of annual compensation which may be taken into account under the Qualified

Plan to $150,000 (as adjusted for increases in the cost of

living) (the "Compensation Limit");


            WHEREAS, section 415 of the Code requires that the

maximum pension payable to a participant be limited to $90,000,

subject to adjustment for increases in the cost of living and in certain other respects (the "Section 415 Limit"); and


            WHEREAS, the Company and the Employers desire to adopt

an "excess benefit plan" as defined in section 3(36) of the

Employee Retirement Income Security Act of 1974, as amended

("ERISA") and to provide benefits to "a select group of

management or highly compensated employees," within the meaning of ERISA, equal to the benefits which, but for sections

401(a)(17) and 415 of the Code, would have been payable to such participants under the Qualified Plan.


            NOW, THEREFORE, the Company and the Employers hereby

agree as follows:





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            1.    Definitions.  All capitalized terms used herein

shall have the respective meanings assigned to such terms by the

Qualified Plan, except as otherwise set forth in the preamble to or text of this Plan or below:


            (a)   Plan.  This Stanhome Inc. Supplemental Pension
            Plan, as from time to time amended.

            (b) Trust. A trust entered into between the Employers and the trustee for the purpose of administering assets of the Company to be used for the purpose of satisfying the Employers' obligations under the Plan. Any such trust shall be established in such manner so as to be a "grantor trust" of which the Employers are the grantors, within the meaning of section 671 et. seq. of the Code.

            (c) Cause. (i) The willful and continued failure by a Participant to substantially perform the Participant's duties with the Company or an Employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant, by his or her employer, which demand specifically identifies the manner in which the Participant has not substantially performed his or her duties, or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interest of the Company or an Employer.


            2.    Amount of Benefits.  If upon the termination of

employment of any Participant, (a) the Pension payable under

Section 5.2 (relating to normal or deferred retirement), 5.3

(relating to early retirement) or 5.6 (relating to vested

termination) of the Qualified Plan, as the case may be, is less than (b) the Pension so determined but without regard to

            (i)   the penultimate three sentences of subdivision
            (11) of Article 2 of the Qualified Plan, relating to the Compensation Limit, and

            (ii) Section 8.1 of the Qualified Plan, relating to the Section 415 Limit,

then such Participant shall be entitled to receive from his or


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her Employer a Pension (the "Supplemental Pension") in an amount determined as follows:

      (A) in the case of a Participant whose employment with his Employer is terminated for reasons other than voluntary termination, the Participant's Supplemental
      Pension shall be an amount equal to (I) minus (II) where

            (I)   equals the Pension determined under the
            Qualified Plan determined without regard to

                  (i)  the penultimate three sentences of
                  subdivision (11) of Article 2 of the
                  Qualified Plan, relating to the Compensation
                  Limit,

                  (ii)  Section 8.1 of the Qualified Plan,
                  relating to the Section 415 Limit,

                  (iii)  clause (i) of Section 4 of Supplement
                  Three to the Qualified Plan which limits the application of such Section to participants who are not "highly compensated employees" within the meaning of section 414(q) of the Code; and

                  (iv)  any provision of the Qualified Plan
                  providing for the cessation of accruals of any Participant who is a "highly compensated employee" within the meaning of section 414(q) of the Code; and

            (II) equals the Pension payable to the Participant under the Section 5.2, 5.3 or 5.6 of the Qualified
            Plan, as the case may be;

and

      (B) in the case of a Participant whose employment with an Employer is voluntarily terminated by such Participant, the Participant's Supplemental Pension shall be an amount equal to (I) minus (II) where

            (I)   equals the Pension determined under the
            Qualified Plan determined without regard to

                  (i)  the penultimate three sentences of
                  subdivision (11) of Article 2 of the
                  Qualified Plan, relating to the Compensation
                  Limit,

                  (ii)  Section 8.1 of the Qualified Plan,
                  relating to the Section 415 Limit,

                  (iii)  Supplement Three of the Qualified
                  Plan, relating to certain benefit
                  enhancements provided to Participants
                  thereunder as of December 31, 1996, and




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                  (iv)  any provision of the Qualified Plan
                  providing for the cessation of accruals of any Participant who is a "highly compensated employee" within the meaning of section 414(q) of the Code; and

            (II) equals the Pension payable to the Participant under the Section 5.2, 5.3 or 5.6 of the Qualified
            Plan, as the case may be;

      provided that in no event shall such Participant's Pension under the this clause (B) be less than the Supplemental Pension determined under Section 2 of this Plan as in effect on December 31, 1996 prior to the amendment of the Qualified Plan to include Supplement Three thereto.

Notwithstanding any provision of this Section to the

contrary, a Participant shall not be entitled to a

Supplemental Pension if the Participant's employment was

terminated involuntarily for Cause.


            3.    Time and Manner of Payment.  If the Participant's

Pension under the Qualified Plan is payable in a form of Pension other than the Pension described in Section 5.2 (a single life annuity) of the Qualified Plan, the Supplemental Pension shall be paid in the same form and at the same time, with any survivor's benefit payable to the same Beneficiary, as the Pension payable to the Participant under the Qualified Plan.  A Pension payable in a form other than that described in Section 5.2 (describing a single life annuity) of the Qualified Plan shall be the actuarial equivalent thereof, computed using the actuarial methods and factors then in effect under the Qualified Plan.  Notwithstanding the foregoing, in any case in which the lump sum Actuarial

Equivalent of the benefit payable to or on behalf of a

Participant would be less than $3,500, the Committee may, in its discretion, direct payment of such benefit in a lump sum.


            4.    Survivors' Benefits.  If a Participant who at the

time of his or her termination of employment, including

termination of employment on account of his or her death, is


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entitled to receive a Pension under Section 5.2, 5.3 or 5.6 of the Qualified Plan shall die prior to his Pension Starting Date,

and if such Participant would have been entitled to a

Supplemental Pension pursuant to Section 2 of this Plan had such

Participant retired and elected to have his or her Pension

commence immediately before his or her death, then the

Participant's spouse, if such spouse was married to the

Participant on the date of his or her death, shall be entitled to receive a Pension (the "Supplemental Survivor's Pension") from the Participant's Employer.  The amount of such Supplemental

Survivor's Pension shall be equal to:


            (a) in the case of (i) a Participant who dies after his or her termination of employment or (ii) who dies while employed by an Employer but before attaining age 55, the amount which would have been payable to such surviving spouse had the Participant terminated employment immediately before his or her death and elected to have his or her Pension begin as of the date such Supplemental Survivor's Pension is to commence (as described below), in the form described in Section
            6.1(b) of the Qualified Plan (relating to a 50% joint and survivor's annuity); or

            (b) in the case of a Participant who dies while in the employ of an Employer and after attaining age 55, one-half of the Supplemental Pension that would have been payable to such Participant under Section 2 determined as if the Participant had terminated his or her employment immediately before his or her death and elected to have his or her Pension begin as of the date such Supplemental Survivor's Pension is to commence (as described below), in the form of Option 1 set forth in
            Section 6.2 of the Qualified Plan (relating to single life annuities).

The Supplemental Survivor's Pension shall commence on the first day of any month following the Participant's death as the

surviving spouse shall designate by 30 days advance written

notice, but not before the date on which the Participant would have attained age 55, nor after April 1 of the year following the year in which the Participant would have attained age 70-1/2, had he or she survived.  Notwithstanding the foregoing, no

Supplemental Survivor's Benefit shall be payable in respect of a


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Participant whose Pension under the Qualified Plan would have been payable under Section 5.6 thereof (relating to vested

termination) and whose employment was involuntarily terminated for Cause.


            5.    Amendment and Termination.  This Plan shall be

subject to the same reserved powers of amendment and termination as the Qualified Plan (without regard to any limitations imposed on such powers by the Code or ERISA), except that no such

amendment or termination shall reduce or otherwise adversely affect the rights of Participants or Beneficiaries in respect of amounts accrued hereunder as of the date of such amendment or termination.


            6.    Application of ERISA.  This Plan is intended to be

an "excess benefit plan" within the meaning of section 3(36) of

ERISA and an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of

management or highly compensated employees within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and Department

of Labor Regulation Section 2520.104-23.  This Plan shall not be a funded plan, and the Company and the Employers shall be under no obligation to set aside any funds for the purpose of making

payments under this Plan.  Any payments hereunder shall be made out of the general assets of the Company and the Employers.


            7.    Administration.  The Committee shall be charged

with the administration of this Plan and shall have the same powers and duties, and shall be subject to the same limitations,

as are described in the Qualified Plan.  The provisions of

Article 11 of the Qualified Plan (other than Section 11.3,

relating to qualified domestic relations orders) are hereby

incorporated herein by reference, and shall be applicable as if


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such provisions were set forth herein.


            8.    Nonassignment of Benefits.  Notwithstanding

anything contained in the Qualified Plan to the contrary, it shall be a condition of the payment of benefits under this Plan that neither such benefits nor any portion thereof shall be

assigned, alienated or transferred to any person voluntarily or by operation of any law, including any assignment, division or awarding of property under state domestic relations law

(including community property law).  If any person shall endeavor or purport to make any such assignment, alienation or transfer,

the amount otherwise provided hereunder which is the subject of such assignment, alienation or transfer shall cease to be payable to any person.


            9.    No Guaranty of Employment.  Nothing contained in

this Plan shall be construed as a contract of employment between any Employer and any employee or as conferring a right on any employee to be continued in the employment of any Employer.


            10.   Adoption By Employers.  Any corporation which is

or becomes an "Employer" under the Qualified Plan may, with the consent of the Company, become an Employer in this Plan by

delivery to the Company of a resolution of its board of directors or duly authorized committee to such effect, which resolution shall specify the first Plan Year under the Qualified Plan for which this Plan shall be effective in respect of the employees of such corporation.


            11.   Trust.  The Company (and the Employers) shall

establish the Trust and shall at least annually contribute to the

Trust such assets as the Committee determines, in its sole

discretion, are necessary to provide for the Employers' future liabilities created with respect to the amounts credited to the

Accounts established hereunder.  The existence of the Trust shall not relieve the Company or the Employers of their liabilities under the Plan, but the obligations of the Company and the

Employers under the Plan shall be deemed satisfied to the extent paid from the Trust.


            12.   Miscellaneous.  (a)  Certain Qualified Plan

Provisions.  Except as otherwise provided herein, the

miscellaneous provisions contained in Sections 14.5 (relating to gender and plurals) and 14.6 (relating to applicable law) are hereby incorporated herein by reference, and shall be applicable as if such provisions were set forth herein.


            (b)   Expenses.  All costs and expenses incurred in

administering the Plan, including the expenses of the Committee,

the fees of counsel and any agents of the Committee and other administrative expenses shall be paid by the Company and the

Employers.  The Committee, in its sole discretion, having regard to the nature of a particular expense, shall determine the

portion of such expense which is to be borne by the Company or a particular Employer.


            (c)   FICA Taxes.  If for each calendar year, a

Participant accrues a benefit hereunder, the Participant's

employer shall withhold from the payments of compensation to the

Participant the taxes imposed upon such Participant pursuant to section 3121 of the Code in respect of the amount of such

accrual.


            (d)   Successors and Assigns.  The provisions of this

Plan shall bind and inure to the benefit of the Company and each

Employer and its successors and assigns, as well as each

Participant and his or her Beneficiaries and successors.

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